                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  November, 1, 1995


                            CHAPARRAL RESOURCES, INC.
             (exact name of registrant as specified in its charter)


     Colorado                      0-7261                84-0630863
(State of other jurisdiction  (Commission File No.)    (I.R.S. Employer
 of incorporation                                       Identification No.)



     621 - 17th Street, Suite 1301, Denver, Colorado                     80293
     (Address of principal executive offices)                         (Zip Code)



     Registrant's telephone number including area code:  (303) 293-2340























                                                            12  Total Pages

Item 5.   Other Events

     On November 1, 1995, the Company borrowed $750,000 from Brae Group, Inc. ("Brae") of Houston, Texas, pursuant to a Promissory Note ("Note") that bears interest at 8% per annum and is due and payable on April 30, 1997; or earlier if the Company receives additional financing sufficient to pay the Note.

     In addition, the Company agreed to issue Brae warrants to purchase 500,000 shares of the Company's common stock at $.25 per share. The warrants will expire on October 30, 1998.

     In the event the Company has not repaid the Note in full on or before April 30, 1996, the Company is required to issue Brae additional warrants to purchase 100,000 shares of the Company's common stock at $.25 per share. These warrants, if issued, will expire on April 30, 1999.

     In the event the Company has not repaid the Note in full on or before October 30, 1996, the Company is required to issue Brae additional warrants to purchase 200,000 shares of the Company's common stock at $.25 per share. These warrants, if issued, will expire on October 30, 1999.

     In addition, not later than December 31, 1995 (unless prior to such date the Note has been paid in full), the Company is required to appoint Howard Karren, Peter G. Dilling and James A. Jeffs as directors and to appoint Howard Karren as Chairman of the Board of Directors. The Company is required to keep such persons as directors until the Note is paid in full. If any such person declines or ceases to serve as a director, then Brae, until the Note is paid in full, may designate another person to serve on the Company's Board in place of such person.

     The Company has a 45% beneficial ownership interest in Central Asian Petroleum Guernsey Limited ("CAP-G"). CAP-G has a 50% beneficial ownership interest in Karakuduk-Munay, Inc. ("KKM"), the operating company for the development of the Karakuduk Field. The Company, through its 45% beneficial ownership interest in CAP-G, has a 22.5% beneficial ownership interest in the Karakuduk Field.

     The Company will use $695,000 of the $750,000 borrowed for its share of KKM's operating budget for the remainder of 1995. The balance, $55,000, will be used for the Company's operations for the remainder of fiscal 1995.

Item 7.        Financial Statements and Exhibits.

     (a)  Financial Statements.

               Not applicable.

     (b)  Pro Forma Financial Information.

               Not applicable.

     (c)  Exhibits.

          (10.1)    Promissory Note dated November 1, 1995, from Chaparral
Resources, Inc. to Brae Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 7, 1995

                              CHAPARRAL RESOURCES, INC.



                              By /s/ Paul V. Hoovler
                                 ----------------------------------------
                                 Paul V. Hoovler, President

                                  EXHIBIT INDEX

Exhibit        Description                                  Page No.

(10.1)         Promissory Note Dated November 1, 1995, from      6
               Chaparral Resources, Inc. to Brae Group, Inc.